CONSULTING GROUP CAPITAL MARKETS FUNDS (the “Trust”)
MONEY MARKET INVESTMENTS (the “Portfolio”)

SUPPLEMENT DATED OCTOBER 8, 2008
TO THE PROSPECTUS DATED JANUARY 2, 2008

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or Statement of Additional Information (“SAI”).

U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds

The Portfolio has filed a Guarantee Agreement with the United States Department of the Treasury (“Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (“Program”).  The Portfolio’s participation in the Program is not certain until the Guarantee Agreement is reviewed and accepted by the Treasury, which is expected to take up to 14 days.

Under the Program, the Treasury will guarantee the share price of shares of the Portfolio held by shareholders as of September 19, 2008, at $1.00 per share if the Portfolio’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Portfolio liquidates.  Recovery under the Program is subject to certain conditions and limitations, including the following: (1) for shareholders of the Portfolio, the Program provides a guarantee for the lesser of (a) the number of Portfolio Shares owned by the shareholder at the close of business on September 19, 2008, or (b) the number of Portfolio Shares owned by the shareholder on the date of a Guarantee Event; (2) the total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Portfolio at the time of a Guarantee Event (currently approximately $50 billion); and (3) in order to recover, a Guarantee Event must occur during the term of the Program.

Portfolio Shares acquired by investors after September 19, 2008, that increase the number of Portfolio Shares the investor held at the close of business on September 19, 2008, are not eligible for protection under the Program.  In addition, Portfolio Shares acquired by investors who did not hold Portfolio Shares at the close of business on September 19, 2008, are not eligible for protection under the Program.

The Program will be in effect for a three month term expiring on December 18, 2008, after which the Secretary of the Treasury will review the need for, and terms of, the Program.  Participation in the initial three months of the Program requires a payment to the Treasury in the amount of .01% of the Portfolio’s net asset value as of September 19, 2008.  This expense will be borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio.  The Secretary may extend the Program through the close of business on September 18, 2009.  If the Program is extended, the Portfolio will consider whether to continue to participate and pay any additional fees.

Please visit the Treasury’s website at http://www.ustreas.gov, for more information about the Program.

Changes to the Portfolio’s Principal Investment Strategies

Pursuant to an action by the Board of Trustees of the Trust (“Board”) held on October 6, 2008, the Portfolio has temporarily limited its investment strategies as follows:

1)	Dispose of all commercial paper that is valued at par;
2)	Roll out of commercial paper not valued at par in a manner that would maintain the Portfolio’s stability; and
3)	Going forward, all new investments should be made in U.S. Treasury and government agency issues.

The Board will monitor these measures on an ongoing basis.

Pro_January 2, 2008_Supp_100808